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Exhibit 10-jj

FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT

         THIS FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of December 21, 2001 (this " Amendment "), is by and among ADC DSL Systems, Inc. (the " Originator "), ADC Telecommunications, Inc. (the " Originator Agent ") and ADC Receivables Corp. I (" Buyer "), and pertains to the Receivables Sale Agreement dated as of December 12, 2001 amongst the parties hereto (the " Agreement "). Unless otherwise defined in this Amendment shall have the meanings assigned to such terms in the Agreement or in the Purchase Agreement described therein.

PRELIMINARY STATEMENTS

         WHEREAS, the Buyer, Originator Agent and the Originator wish to amend the Agreement as set forth herein; and

         WHEREAS, the Agent, on behalf of Blue Ridge under the Purchase Agreement, is willing to consent to such amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Amendments.

          (a)  Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

            Section 1.1.     [Intentionally Deleted]

          (b)  Sections 1.2(a) and 1.3(a) are hereby amended by deleting the parenthetical "(other than the Initial Contributed Receivables)" contained therein.

          (c)  Section 1.6(a) of the Agreement is hereby amended by deleting the phrase "or contributed" contained therein.

          (d)  Section 1.7 of the Agreement is hereby amended by deleting the phrase "or contribution" contained therein.

          (e)  Section 3.1(b) of the Agreement is hereby amended by adding the parenthetical "(as defined in that certain Receivables Sale Agreement, dated as of December 12, 2001 by and among ADC Telecommunications Sale, Inc., Originator Agent and Buyer as the same has been and may be amended from time to time)" immediately at the end thereof.

          (f)    The parenthetical contained in the second to last sentence of Section 3.2 of the Agreement is hereby amended and restated to read as follows:

    "(whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note and/or by offset of amounts owed to Buyer)"

          (g)  Section 4.2(e) of the Agreement is hereby amended by deleting the phrase "or a capital contribution" wherever it appears herein.

          (h)  Exhibit I to the Agreement is hereby amended by amending in their entirety the following definitions appearing therein:

    "Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to Buyer of financing its investment in the Receivables during such period and (ii) the risk of nonpayment by the Obligors. Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a

Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which Originator and Buyer agree to make such change. As of the date of the First Amendment, the Discount Factor in respect of Eligible Receivables and all other Receivables is equal to a percentage specified in the Second Amendment.

    "Initial Cutoff Date" means the close of business on the Business Day immediately prior to the Initial Sale Date.

             "Required Capital Amount" means, as of any date of determination, an amount in cash, assets or a mixture of both equal to the greater of (a) 3% of the Purchase Limit under the Purchase Agreement, and (b) the product of (i) 1.5 times the product of the Default Ratio times the Default Horizon Ratio , each as determined from the most recent Monthly Report received from the Servicer under the Purchase Agreement, and (ii) the Outstanding Balance of all Receivables as of such date, as determined from the most recent Monthly Report received from the Servicer under the Purchase Agreement.

             "Settlement Date" means, with respect to each Calculation Period, the date that is the 17th day of the month following such Calculation Period.

          (i)    Exhibit I to the Agreement is hereby amended by adding the following definitions:

    "Initial Sale Date" means the date on which the Originator assigns, transfers, sets-over or otherwise conveys to Buyer the Receivables.

             "Second Amendment" means an amendment to this Agreement mutually agreed upon by the parties hereto.

          (j)    Exhibit I to the Agreement is hereby amended by deleting in their entirety the following definition:

    "Initial Contributed Receivables" has the meaning set forth in Section 1.1.

        2.    Representations and Warranties.    In order to induce the other parties hereto to enter into this Amendment, each of the Buyer and the Originators hereby represents and warrants to each of the other parties hereto as follows:

          (a)  The execution and delivery by such party of this Amendment, and the performance of its obligations under the Agreement as amended hereby, are within such party's organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

          (b)  This Amendment has been duly executed and delivered by such party, and the Agreement, as amended hereby, constitutes such party's legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

          (c)  As of the date hereof, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

        3.    Conditions Precedent.    This Amendment shall become effective as of the date first above written upon execution and delivery of a counterpart hereof by each of the Originator, the Originator Agent, the Buyer and the Agent.

        4.    Miscellaneous.

          (a)   CHOICE OF LAW . THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

          (b)   Counterparts . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          (c)   Ratification of Agreement . Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

<signature pages follow>

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ADC DSL SYSTEMS, INC.
By:	/s/ GOKUL V. HEMMADY
Name:	Gokul V. Hemmady

Title:	Vice President and Treasurer

ADC TELECOMMUNICATIONS, INC.
By:	/s/ GOKUL V. HEMMADY
Name:	Gokul V. Hemmady

Title:	Vice President and Treasurer

ADC RECEIVABLES CORP. I
By:	/s/ GOKUL V. HEMMADY
Name:	Gokul V. Hemmady

Title:	Vice President and Treasurer

[Signature Page to First Amendment Receivables Sale Agreement]

         By its signature below, the Agent, on behalf of Blue Ridge and its assigns, hereby consents to the foregoing Amendment as of the date first above written:

WACHOVIA BANK, N.A., AS AGENT
By:	/s/ KENNY KARPOWICZ
Name:	Kenny Karpowicz
Title:	Vice President

[Signature Page to First Amendment Receivables Sale Agreement]

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FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT